SEC FILE NO. 33-56094
                                                           SEC FILE NO. 2-32488

                                  PILGRIM FUNDS

                        Supplement dated October 2, 2000
                      to the Prospectus dated July 31, 2000
                            Classes: A, B, C, M and T

ADDITION OF PORTFOLIO MANAGERS FOR THE PILGRIM EMERGING COUNTRIES FUND AND THE PILGRIM WORLDWIDE EMERGING MARKETS FUND

On page 42 of the Prospectus under the section "MANAGEMENT OF THE FUNDS," the disclosure is hereby amended to reflect that Jan Wim Derks, Eric Anderson and Bratin Sanyal will share the responsibility for the day-to-day management of the Pilgrim Worldwide Emerging Markets Fund (the "Worldwide Emerging Markets Fund") and the Pilgrim Emerging Countries Fund (the "Emerging Countries Fund") with Richard T. Saler and Phillip A. Schwartz. The following disclosure is hereby added:

EMERGING COUNTRIES FUND

Jan Wim Derks, Vice President of Pilgrim Investments, Inc. ("Pilgrim"), has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. Mr. Derks also serves as a member of the portfolio management team that manages the Lexington Emerging Markets Fund and the Worldwide Emerging Markets Fund. In addition to his role with Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management - Europe. Prior to joining ING Investment Management - Europe, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. Mr. Anderson also serves as a member of the portfolio management team that manages the Lexington Emerging Markets Fund and the Worldwide Emerging Markets Fund. In addition to his role with Pilgrim, Mr. Anderson also serves as Senior Portfolio Manager - Global Emerging Markets Equities at ING Investment Management - Americas. Prior to joining ING Investment Management - Americas, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. Mr. Sanyal also serves as manager of the Lexington Emerging Markets Fund and the Worldwide Emerging Markets Fund. In addition to his role with Pilgrim, Mr. Sanyal serves as the Senior Portfolio Manager - Global Emerging Markets Equities at ING Investment Management - Europe. Mr. Sanyal has held several positions with ING Investment Management - Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management - Europe, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

The following disclosure is hereby added after the sub-section "INTERNATIONAL FUND AND WORLDWIDE EMERGING MARKETS FUND":

Jan Wim Derks, Eric Anderson and Bratin Sanyal, whose backgrounds are described above, have served as members of the portfolio management team that manages the Worldwide Emerging Markets Fund since October 2000.

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